SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2017

AIRBORNE WIRELESS NETWORK
(Exact name of registrant as specified in charter)

Nevada	333-179079	27-4453740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4115 Guardian Street, Suite C, Simi Valley, California 93063

(Address of principal executive offices and zip code)

(805) 583-4302

(registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2017, Airborne Wireless Network, a Nevada corporation (the “Company”), expanded the size of its board of directors from two members to six, and elected Samuel Gulko, Karen Laustsen, James H. Leach and James C. Witham (the “new directors”) to fill the newly created vacancies on the Company’s board of directors, effective on such date. Also on December 30, 2017, the Company’s board of directors created three new committees of the board of directors: an audit committee, a compensation committee and a nominating and corporate governance committee. In connection with the election of the new directors, Messrs. Gulko, Leach and Witham were appointed to serve on the audit committee, Ms. Laustsen and Messrs. Gulko and Leach were appointed to serve on the compensation committee and Messrs. Gulko, Leach and Witham were appointed to serve on the nominating and corporate governance committee.

There are no understandings or arrangements between any of the new directors and any other person pursuant which such new director was selected as a director. There are no transactions in which any of the new directors has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Each new director will receive as compensation for his or her services:

•	annual cash compensation of $20,000;

•	$1,000 per day for any site visits or in-person meetings, plus travel expenses;

•	an annual grant of an option to purchase 100,000 shares of the Company’s common stock, which such initial options having an exercise price equal to $1.98 and being fully vested and exercisable as of the grant date; and

•	an additional $5,000 annually for each new director serving as chairperson of a committee of the board of directors.

Item 8.01 Other Events

On January 4, 2018, the Company issued a press release announcing the appointment of the new directors. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Airborne Wireless Network dated January 4, 2018

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRBORNE WIRELESS NETWORK

Date: January 4, 2018	By:	/s/ J. Edward Daniels
J. Edward Daniels
President, Treasurer and Secretary

3